                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Fund

Annual Report to Shareholders

August 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2004

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

Returns and rankings for all periods shown for reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 18, 2001 and Class R shares prior to November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder Global Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.99%	1.05%	-.46%	5.94%
Class B	12.21%	.28%	-1.23%	5.11%
Class C	12.23%	.29%	-1.23%	5.13%
Class R	12.91%	.83%	-.68%	5.70%
MSCI World Index+	15.61%	2.02%	-2.17%	6.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/04	$ 22.81	$ 22.79	$ 22.79	$ 22.89
11/3/03 (commencement of operations for Class R)	$ -	$ -	$ -	$ 21.69
8/31/03	$ 20.42	$ 20.40	$ 20.39	$ -
Distribution Information: Twelve Months: Income Dividends as of 8/31/04	$ .26	$ .08	$ .08	$ .19

Class A Lipper Rankings - Global Multi-Cap Growth Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	68	38
3-Year	30	of	53	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Fund - Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,650	$9,724	$9,209	$16,791
	Average annual total return	6.50%	-.93%	-1.63%	5.32%
Class B	Growth of $10,000	$10,921	$9,887	$9,326	$16,464
	Average annual total return	9.21%	-.38%	-1.39%	5.11%
Class C	Growth of $10,000	$11,223	$10,087	$9,401	$16,490
	Average annual total return	12.23%	.29%	-1.23%	5.13%
Class R	Growth of $10,000	$11,291	$10,251	$9,662	$17,411
	Average annual total return	12.91%	.83%	-.68%	5.70%
MSCI World Index+	Growth of $10,000	$11,561	$10,619	$8,963	$18,439
	Average annual total return	15.61%	2.02%	-2.17%	6.31%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown for reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to September 11, 2000 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/04
Scudder Global Fund	1-Year	3-Year	5-Year	10-Year
Class S	13.36%	1.31%	-.20%	6.23%
Class AARP	13.35%	1.31%	-.19%	6.24%
MSCI World Index+	15.61%	2.02%	-2.17%	6.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/04	$ 22.82	$ 22.82
8/31/03	$ 20.42	$ 20.41
Distribution Information: Twelve Months: Income Dividends as of 8/31/04	$ .32	$ .32

Class S Lipper Rankings - Global Multi-Cap Growth Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	23	of	68	34
3-Year	25	of	53	47
5-Year	24	of	36	65
10-Year	7	of	13	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Fund - Class S [] MSCI World Index+

Yearly periods ended August 31

Comparative Results as of 8/31/04
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,336	$10,398	$9,901	$18,302
	Average annual total return	13.36%	1.31%	-.20%	6.23%
Class AARP	Growth of $10,000	$11,335	$10,398	$9,906	$18,311
	Average annual total return	13.35%	1.31%	-.19%	6.24%
MSCI World Index+	Growth of $10,000	$11,561	$10,619	$8,963	$18,439
	Average annual total return	15.61%	2.02%	-2.17%	6.31%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, R and AARP shares limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 943	$ 940	$ 940	$ 942	$ 945	$ 945
Expenses Paid per $1,000*	$ 8.33	$ 12.02	$ 11.92	$ 9.22	$ 7.07	$ 6.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,017	$ 1,013	$ 1,013	$ 1,016	$ 1,018	$ 1,018
Expenses Paid per $1,000*	$ 8.64	$ 12.47	$ 12.36	$ 9.57	$ 7.33	$ 7.05

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class B	Class C	Class R	Class AARP	Class S
Scudder Global Fund	1.70%	2.46%	2.44%	1.88%	1.44%	1.39%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Global Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Steve M. Wreford, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2002.

• Co-lead manager for Global Thematic Equity: New York.

• Prior to that, served as equity analyst responsible for European telecommunication research, after five years of experience as telecommunications and technology equity analyst for CCF International, New York; and CCF Charterhouse, London; and as management consultant and accountant at KPMG, UK.

• Chartered Accountant, UK (US CPA equivalent).

Oliver Kratz

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

• Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

• MALD and Ph.D from The Fletcher School, administered jointly by Harvard University and Tufts University.

• Joined the fund in 2003.

In the following interview, Co-Lead Portfolio Managers Steve Wreford and Oliver Kratz discuss Scudder Global Fund's strategy and the market environment during the 12-month period ended August 31, 2004.

Q: How did the global equity markets perform during the 12-month period ended August 31, 2004?

A: The global stock markets produced strong performance during the past 12 months. The year began on a favorable note, as the first four months of the reporting period (September-December 2003) were characterized by robust economic growth worldwide, continued positive trends in the two key drivers of the world economy (China and the United States), impressive corporate earnings results and a high level of investor enthusiasm. During this time, the more aggressive investment areas - such as smaller companies, technology stocks and the emerging markets - generally produced the best results. In addition, rising commodities prices led to strong returns for stocks in the basic materials and emerging-market areas.1

1 The basic materials sector consists of companies that manufacture items such as metals, chemicals and paper.

Although the momentum of 2003 carried into the first two weeks of this year, the market environment grew more challenging by mid-January. First, the economic backdrop gradually became less favorable. In China, the government took steps to curb the country's white-hot growth, while in the United States, the Federal Reserve began to raise interest rates. Corporate earnings remained strong, but investors became more cautious due to the notion that profit growth had peaked and was poised to slow. External factors also played a part, as the markets had to contend with the March terrorist attack in Spain, concerns about the possibility of additional terrorist attacks against the United States, and a sharp increase in the price of crude oil. In combination, these issues have helped suppress global market returns year-to-date in 2004. Fortunately, the strong market performance during the first four months of the reporting period offset the subsequent weakness, allowing the global markets to finish the fund's reporting period in positive territory.

Q: How did the fund perform in relation to its benchmark?

A: For the 12-month period ended August 31, 2004, the fund's Class A shares delivered a total return of 12.99%. (Return is unadjusted for maximum sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes.) This was below the 15.61% return of the fund's unmanaged benchmark, the MSCI World Index.2

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

Q: How do you describe your approach to global investing?

A: We strive to determine the investment themes that will dominate the global economy in the years ahead, and then we seek to identify well-managed, fundamentally sound companies that stand to benefit as these themes play out. The goal of this approach is to take advantage of multiyear trends that we believe will transcend the short-term fluctuations of the global equity markets. As a result, our performance as managers is best judged over a longer-term time period.

Our investment process is not based on forecasting the direction of the markets or the economic cycle. Consequently, we have attempted to position the portfolio for the long term and design it to be "cycle-neutral," which means that we have not attempted to gear it for either an acceleration or a slowdown in the global economy. The primary reason for this is that we do not believe we have a specific and sustainable information advantage over the market with respect to economic forecasting. In addition, we believe that by aiming to invest with a three- to five-year time horizon, we are capturing the majority of any upside in a typical economic cycle. We therefore use economic data primarily to assess the viability of both existing and potential portfolio themes.

It is also important to note that we view the world as one increasingly integrated global market, and we analyze it as a single investable entity. Therefore, we do not consider the country weightings in the benchmark when making investment decisions. An example is Russia: we believe the country is in a strong position within the global economy due to its wealth of natural resources, relative to the increasing resource scarcity in the rest of the world. Russia is not included in the benchmark, yet it makes up more than 3.5% of the fund. As a result, the fund was positioned to benefit from the double-digit return of Russia's market during the reporting period, and this would not have been the case if we had been focusing on the fund's country weightings relative to the benchmark.

Q: How is your approach reflected in your investment themes?

A: There are currently 10 themes at work in the portfolio. We will talk about each in turn.

Fund Assets by Theme, as of August 31, 2004

Ultimate Subcontractors	20.3%
Supply Chain Dominance	19.7%
New Annuities	15.1%
Virtuality	14.5%
Japan Restructuring	9.9%
Greater China	8.4%
Disequilibria	6.5%
Diversification Assets	5.6%
Distressed Companies	0.0%*
Private/Public Partnerships	0.0%*

* This theme currently has no holdings, but it has not been eliminated from the portfolio.

• Disequilibria: This new theme aims to identify industries that are experiencing, or that are about to experience, a material shift in the competitive environment and then analyzes the strategies of individual corporations within those industries. We do not aim to profit by identifying the most obvious beneficiaries of these shifts. Instead, we look for firms that are disadvantageously positioned at present but that are taking meaningful steps to improve their positions. In other words, we are looking for companies whose stock prices indicate that their business is destined to atrophy, when in fact the companies have acknowledged the need for an active response, have selected a course for change and in our view are capable of successful implementation. We believe the stock prices of such companies can have significant upside.

The top three holdings under this theme are Allianz AG (Germany), Commerzbank AG (Germany) and Skandinaviska Enskilda Banken AB (Sweden). In total, Disequilibria was a detractor from fund returns following its introduction at the beginning of the second calendar quarter.

• Ultimate Subcontractors: This theme, which has been in the fund for many years, produced exceptional returns during the fiscal year and was by far the most significant contributor to the fund's relative performance. The thinking behind Ultimate Subcontractors is that companies in commoditized industries - those in which price is the primary basis for competition, such as the mining and energy sectors - must be able to reduce costs in order to increase earnings. As a result, the largest companies - those in the best position to cut costs - are the ones most likely to emerge as the long-term survivors. In this area, we focus on corporations with the best industry positions and the strongest financial characteristics. Top performers in this area included the Russian oil companies OAO Gazprom and LUKOIL, larger energy producers such as Total SA (France) and Conoco Phillips (US), smaller drillers such as Anadarko Petroleum Corp. (US) and Devon Energy Corp. (US), and mining companies including GMK Norilsk Nickel (Russia) and Companhia Vale do Rio Doce (Brazil).

• Supply Chain Dominance: As its name would suggest, this theme invests in companies that we believe hold dominant positions within their respective supply chains. We do not simply emphasize companies with dominant market shares today. Instead, we look for companies that we believe will wield supply chain power in the future. A company that illustrates this theme is the construction/mining equipment firm Caterpillar, Inc. (US). The company has a competitive advantage that stems from its vast and loyal dealer network, its economies of scale in engineering and manufacturing, and its premium reputation.3

3 Economies of scale represent a company's ability to lower costs by virtue of its size and purchasing power.

While the Supply Chain Dominance theme is diversified among a wide range of industries, it contains numerous stocks in the technology sector. As a consequence, the poor performance of tech stocks during the second half of the period resulted in this theme's being the most significant detractor from performance among all 10 for the full year.

• New Annuities: Here, we look for companies with assets that can generate predictable returns over the long term. This theme was the second-largest contributor to performance behind Ultimate Subcontractors. Top individual contributors included E.ON AG (Germany), National Grid Transco PLC (UK) and Canadian National Railway Co. (Canada)

• Virtuality: A "virtual company" is one that focuses on the aspect of its business in which it can add the most value and outsources elements of its business in which it adds the least amount of value. Since companies in this category tend to own fewer "hard assets," they have the potential to benefit from a relatively low cost structure. The majority of the companies held under this theme are large-cap health care stocks, such as Pfizer, Inc. (US) and Amgen, Inc. (US). We favor this sector since the most important assets of many health care companies are their patents, which they can use as cash cows for many years. Virtuality also includes companies whose primary assets are intellectual property, such as Viacom, Inc. (US) and Grupo Televisa SA de CV (Mexico).

• Japan Restructuring: Here, we focus on Japanese companies that are taking steps to streamline their operations, reduce debt and become more responsive to shareholder needs. Given the strong performance of the Japanese market overall - and financial and real estate companies in particular (sectors in which restructuring is prevalent) - this portfolio theme worked well for the fund. An example of a Japanese bank that outperformed during the period is Mizuho Financial Group, Inc., which accepted the pain of negatively repricing the bad loans in its portfolio. Once investors were better able to assess the company's financials, they were willing to pay higher prices for its shares.

• Greater China: The China growth story has been playing out in the markets for several years now, and it has led to strong performance for many companies. However, during the second half of the period, China-related stocks performed poorly as investors became wary of the country's steps to slow economic growth to cool the threat of inflation. While we believe a slowdown is inevitable given China's phenomenal growth rate, it is important to note that the government is targeting only specific industries - steel, aluminum, cement and property - and not the entire economy. We therefore believe China's demand for resources, energy and consumer products continues to represent a long-term opportunity for investors. In addition, we believe the combination of rapid population growth and mass migration from rural to urban areas will result in the emergence of a new middle class over the next 10 to 15 years.

The portfolio continues to hold securities that stand to benefit from these trends. Some are located in China - such as China Petroleum & Chemical Corp., Denway Motors Ltd. and China Mobile Ltd. - while others are non-Chinese companies that should benefit from rising consumer demand and its resulting effects on the regional economy. These include Bangkok Bank Public Co., Ltd. F/R (Thailand), Kookmin Bank and LG Electronics, Inc. (Korea) and Quanta Computer, Inc. (Taiwan). The Greater China theme was a top contributor in the first half of the period but was a detractor in the second half.

• Diversification Assets: This theme, the smallest in the portfolio, encompasses six gold mining stocks. We believe this theme is important from the standpoint of risk management, since gold stocks tend to have a low correlation with the global markets. In addition, gold stocks can perform well on occasions when other areas of the market may suffer, such as times of rising inflation or a declining dollar.4 The largest position under this theme is Gold Fields Ltd. of South Africa. Overall, Diversification Assets provided a positive contribution during the period, with the best results in the first half of the fiscal year.

4 Gold prices tend to rise when the dollar is falling since gold is priced in dollars and a weaker dollar makes gold cheaper for consumers and investors worldwide. In a general sense, gold stocks tend to track the performance of the metal.

Q: Do you have any closing thoughts to share with investors?

A: The environment for the global equity markets remains challenging. On one hand, the global economy continues to grow, and corporate earnings continue to rise (albeit at a slower pace than last year). On the other hand, both government and consumer debt remain high worldwide, the US budget and trade deficits are increasing, and oil prices, terrorism and geopolitical concerns continue to weigh on investors' minds.

In this environment, we believe it is essential to maintain a highly diversified portfolio that can withstand the emergence of a variety of scenarios - both positive and negative - in the global markets. We believe that at a time of continued uncertainty and significant short-term noise in the markets, our emphasis on longer-term trends will help the fund deliver steady returns.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2004

Asset Allocation	8/31/04	8/31/03

Common Stocks	98%	96%
Cash Equivalents	2%	1%
Foreign Bonds Non-US$ Denominated	-	2%
Convertible Bonds	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents and Securities Lending Collateral)	8/31/04	8/31/03

United States and Canada	33%	45%
Europe (excluding United Kingdom)	22%	13%
Pacific Basin	18%	13%
Japan	10%	11%
Latin America	8%	2%
United Kingdom	7%	13%
Africa	2%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	8/31/04	8/31/03

Materials	19%	23%
Financials	18%	15%
Energy	13%	9%
Information Technology	13%	11%
Health Care	11%	10%
Industrials	8%	9%
Consumer Discretionary	8%	9%
Utilities	4%	4%
Telecommunication Services	3%	5%
Consumer Staples	3%	5%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2004 (18.1% of Portfolio)
1. Total SA Producer of oil and natural gas	France	2.1%
2. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.1%
3. Gazprom Provider of natural gas	Russia	2.0%
4. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.0%
5. Companhia Vale do Rio Doce (ADR) Operator of diverse mining and industrial complex	Brazil	1.7%
6. Nomura Holdings, Inc. Provider of financial services	Japan	1.7%
7. Anglo American PLC Producer of mining and natural resource products	United Kingdom	1.7%
8. ConocoPhillips Producer of petroleum and other natural gases	United States	1.6%
9. Mitsui Fudosan Co., Ltd. Provider of real estate services	Japan	1.6%
10. BASF AG Producer of chemical products	Germany	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2004

	Shares	Value ($)

Common Stocks 91.9%
Australia 0.9%
Alumina Ltd. (d)	1,354,415	5,172,035
WMC Resources Ltd.	687,400	2,378,398
(Cost $4,368,970)		7,550,433
Austria 0.5%
Wienerberger AG (d) (Cost $4,286,635)	133,400	4,838,363
Brazil 2.7%
Aracruz Celulose SA (ADR)	237,250	8,258,673
Companhia Vale do Rio Doce (ADR) (d)	265,900	15,361,043
(Cost $15,659,737)		23,619,716
Canada 4.0%
Canadian National Railway Co.	266,100	12,160,691
Encana Corp. (d)	185,336	7,576,087
Goldcorp, Inc. (d)	410,600	5,298,670
Meridian Gold, Inc.*	372,000	4,919,570
Placer Dome, Inc.	282,100	4,962,055
(Cost $22,839,890)		34,917,073
China 1.3%
China Petroleum & Chemical Corp. "H" (Cost $10,493,885)	29,096,000	11,377,355
Czech Republic 0.5%
Cesky Telecom AS (Cost $3,514,733)	367,200	4,644,815
France 3.3%
Carrefour SA	140,128	6,579,812
Societe Generale	42,854	3,661,465
Total SA (d)	95,179	18,546,366
(Cost $26,019,235)		28,787,643
Germany 8.3%
Allianz AG (Registered)	119,720	11,538,873
BASF AG	253,841	13,720,467
Commerzbank AG (d)*	534,464	8,781,700
Deutsche Boerse AG	175,303	8,464,044
E.ON AG	243,798	17,302,129
Schering AG (d)	133,576	7,416,689
Volkswagen AG	155,756	5,982,850
(Cost $62,918,459)		73,206,752
Hong Kong 3.3%
A-S China Plumbing Products Ltd.*	6,800,000	1,115,905
China Mobile (Hong Kong) Ltd.	1,438,000	4,194,193
Denway Motors Ltd.	9,076,000	3,578,061
Esprit Holdings Ltd.	924,000	4,466,029
Fountain Set (Holdings) Ltd.	10,244,900	7,289,687
Hutchison Whampoa Ltd.	1,131,000	8,881,307
(Cost $34,852,418)		29,525,182
India 1.5%
Oil & Natural Gas Corp. Ltd.	310,700	4,792,756
Ranbaxy Laboratories Ltd.	413,200	8,553,722
(Cost $14,716,909)		13,346,478
Israel 0.5%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $5,104,550)	166,800	4,545,300
Italy 0.6%
Banca Intesa SpA	674,700	2,471,744
Capitalia SpA	814,200	2,492,272
(Cost $4,919,173)		4,964,016
Japan 9.1%
Daiwa Securities Group, Inc.	725,000	4,711,024
FANUC Ltd.	241,700	12,918,391
Japan Retail Fund Investment Corp. (REIT) (d)	274	1,983,563
Komatsu Ltd.	1,909,000	11,723,233
Mitsubishi Estate Co., Ltd.	895,000	10,083,238
Mitsubishi Tokyo Financial Group, Inc.	445	4,011,577
Mitsui Fudosan Co., Ltd.	1,243,000	13,764,975
Mizuho Financial Group, Inc.	1,388	5,614,753
Nomura Holdings, Inc.	1,082,000	14,933,016
(Cost $75,314,370)		79,743,770
Korea 4.3%
Kookmin Bank*	253,844	8,112,426
LG Electronics, Inc.	242,200	11,568,389
Samsung Electronics Co., Ltd.	46,450	18,192,749
(Cost $39,601,251)		37,873,564
Mexico 3.6%
America Movil SA de CV "L" (ADR) (d)*	247,700	8,483,725
Cemex SA de CV (ADR)	174,400	4,935,520
Fomento Economico Mexicano SA de CV "A" (ADR)	171,600	7,418,268
Grupo Televisa SA de CV (ADR)	222,400	10,704,112
(Cost $29,850,183)		31,541,625
Peru 1.1%
Compania de Minas Buenaventura SA (ADR) (Cost $4,357,434)	418,800	9,515,136
Russia 3.8%
Gazprom (ADR)	546,000	18,018,000
GMK Norilsk Nickel (ADR)	77,600	4,376,640
LUKOIL (ADR)	93,300	11,009,400
(Cost $21,857,920)		33,404,040
Singapore 2.3%
DBS Group Holdings Ltd.	702,000	6,403,836
Flextronics International Ltd.*	460,900	5,719,769
Singapore TeleCommunications Ltd.	6,281,200	8,411,174
(Cost $17,862,449)		20,534,779
South Africa 2.4%
Gold Fields Ltd.	1,039,200	12,673,553
Impala Platinum Holdings Ltd. (ADR)	393,800	8,260,546
(Cost $16,267,662)		20,934,099
Sweden 1.1%
Skandinaviska Enskilda Banken AB "A" (d) (Cost $10,276,665)	678,300	9,535,699
Switzerland 1.3%
Nestle SA (Registered)	17,388	4,108,806
Novartis AG (Registered)	163,111	7,534,931
(Cost $10,068,420)		11,643,737
Taiwan 2.6%
Hon Hai Precision Industry Co., Ltd.	2,649,597	8,713,466
Quanta Computer, Inc.	6,071,069	10,385,548
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	549,669	4,150,001
(Cost $26,929,050)		23,249,015
Thailand 0.3%
Bangkok Bank Public Co., Ltd. (Foreign Registered)* (Cost $2,353,439)	968,400	2,303,775
United Kingdom 6.3%
Anglo American PLC	646,125	14,600,420
British Sky Broadcasting Group PLC	547,049	4,708,246
GlaxoSmithKline PLC	627,707	12,782,760
National Grid Transco PLC	1,598,747	13,349,615
Rio Tinto PLC	398,222	9,887,684
RT Group PLC (f)*	1,954,775	387,164
(Cost $63,427,592)		55,715,889
United States 26.3%
Affiliated Computer Services, Inc. "A"(d)*	126,900	6,894,477
AFLAC, Inc.	304,600	12,214,460
Amgen, Inc.*	131,607	7,802,979
Anadarko Petroleum Corp.	173,700	10,286,514
AutoZone, Inc.*	112,200	8,309,532
Avocent Corp.*	231,300	6,594,363
Caremark Rx, Inc.*	298,600	8,569,820
Caterpillar, Inc.	185,700	13,500,390
ConocoPhillips	185,103	13,777,216
Dean Foods Co.*	197,900	7,336,153
Devon Energy Corp.	86,200	5,586,622
Equity Residential (REIT)	138,000	4,469,820
Genentech, Inc.*	77,200	3,765,816
Hewlett-Packard Co.	743,800	13,306,582
Intel Corp.	313,000	6,663,770
Lehman Brothers Holdings, Inc.	140,500	10,381,545
Medicines Co.*	163,900	4,143,392
Microsoft Corp.	435,100	11,878,230
Monsanto Co.	293,300	10,734,780
Motorola, Inc.	470,900	7,605,035
Newmont Mining Corp.	186,800	8,292,052
Pfizer, Inc.	323,100	10,555,677
Schlumberger Ltd.	67,700	4,183,860
St. Jude Medical, Inc.*	100,300	6,745,175
Stillwater Mining Co.*	416,530	5,964,710
VERITAS Software Corp.*	362,600	6,062,672
Viacom, Inc. "B"	235,600	7,847,836
Wyeth	211,600	7,738,212
(Cost $216,678,752)		231,211,690
Total Common Stocks (Cost $744,539,781)		808,529,944
Securities Lending Collateral 6.1%
Daily Assets Fund Institutional, 1.55% (c) (e) (Cost $54,003,827)	54,003,827	54,003,827

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.54% (b) (Cost $17,616,674)	17,616,674	17,616,674
Total Investment Portfolio - 100.0% (Cost $816,160,282) (a)		880,150,445

* Non-income producing security.
(a) The cost for federal income tax purposes was $817,592,150. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $62,558,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $117,262,672 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,704,377.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan. The value of all the securities loaned at August 31, 2004 amounted to $51,642,870 which is 6.26% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Company is in the process of liquidation.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004
Assets
Investments: Investments in securities, at value (cost $744,539,781) - including $51,642,870 of securities loaned	$ 808,529,944
Investment in Daily Assets Fund Institutional (cost $54,003,827)*	54,003,827
Investment in Scudder Cash Management QP Trust (cost $17,616,674)	17,616,674
Total investments in securities, at value (cost $816,160,282)	880,150,445
Cash	36,014
Foreign currency, at value (cost $370,610)	370,359
Receivable for investments sold	7,338,785
Dividends receivable	1,732,813
Interest receivable	9,192
Receivable for Fund shares sold	151,883
Foreign taxes recoverable	339,701
Other assets	12,061
Total assets	890,141,253
Liabilities
Payable for investments purchased	8,236,693
Payable upon return of securities loaned	54,003,827
Payable for Fund shares redeemed	564,456
Accrued management fee	700,748
Other accrued expenses and payables	927,895
Total liabilities	64,433,619
Net assets, at value	$ 825,707,634
Net Assets
Net assets consist of: Undistributed net investment income	2,013,586
Net unrealized appreciation (depreciation) on: Investments	63,990,163
Foreign currency related transactions	31,506
Accumulated net realized gain (loss)	(101,374,242)
Paid-in capital	861,046,621
Net assets, at value	$ 825,707,634

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($16,718,350 / 732,900 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.81
Maximum offering price per share (100 / 94.25 of $22.81)	$ 24.20
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,846,316 / 344,288 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 22.79
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,051,080 / 221,684 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 22.79
Class R Net Asset Value, offering and redemption price per share ($461,269 / 20,155 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.89
Class AARP Net Asset Value, offering and redemption price per share ($92,603,195 / 4,057,394 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.82
Class S Net Asset Value, offering and redemption price per share ($703,027,424 / 30,802,858 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,362,490)	$ 14,705,590
Interest - Scudder Cash Management QP Trust	91,489
Interest	67,073
Securities lending income, including income from Daily Assets Fund Institutional	212,993
Total Income	15,077,145
Expenses: Management fee	8,518,604
Services to shareholders	1,054,939
Administrative fee	2,412,814
Custodian and accounting fees	315,111
Distribution service fees	184,899
Auditing	36,062
Legal	11,680
Directors' fees and expenses	27,795
Reports to shareholders	74,314
Registration fees	2,846
Other	24,306
Total expenses before expense reductions	12,663,370
Expense reductions	(78,321)
Total expenses, after expense reductions	12,585,049
Net investment income	2,492,096
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of India foreign taxes of $196)	109,533,960
Foreign currency related transactions	(2,417,873)
107,116,087
Net unrealized appreciation (depreciation) during the period on: Investments	(1,943,440)
Foreign currency related transactions	590,736
(1,352,704)
Net gain (loss) on investment transactions	105,763,383
Net increase (decrease) in net assets resulting from operations	$ 108,255,479

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,492,096	$ 6,772,994
Net realized gain (loss) on investment transactions	107,116,087	(96,383,779)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,352,704)	158,466,412
Net increase (decrease) in net assets resulting from operations	108,255,479	68,855,627
Distributions to shareholders from: Net investment income: Class A	(183,865)	(107,428)
Class B	(36,035)	(975)
Class C	(21,144)	(1,902)
Class R	(89)	-
Class AARP	(1,327,453)	(916,120)
Class S	(10,398,450)	(7,589,745)
Fund share transactions: Proceeds from shares sold	80,573,219	112,193,610
Reinvestment of distributions	11,161,452	8,099,747
Cost of shares redeemed	(183,912,469)	(233,614,331)
Net increase (decrease) in net assets from Fund share transactions	(92,177,798)	(113,320,974)
Increase (decrease) in net assets	4,110,645	(53,081,517)
Net assets at beginning of period	821,596,989	874,678,506
Net assets at end of period (including undistributed net investment income of $2,013,586 and $12,207,295, respectively)	$ 825,707,634	$ 821,596,989

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.42	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	-[c]	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	2.65	1.69	(3.89)	(1.48)
Total from investment operations	2.65	1.81	(3.82)	(1.44)
Less distributions from: Net investment income	(.26)	(.15)	(.41)	-
Net realized gain on investment transactions	-	-	(.15)	-
Total distributions	(.26)	(.15)	(.56)	-
Net asset value, end of period	$ 22.81	$ 20.42	$ 18.76	$ 23.14
Total Return (%)[d]	12.99[e]	9.75	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	15	14	18
Ratio of expenses before expense reductions (%)	1.77	1.66	1.63	1.62*
Ratio of expenses after expense reductions (%)	1.69	1.66	1.63	1.62*
Ratio of net investment income (loss) (%)	.04	.66	.34	.78*
Portfolio turnover rate (%)	81	55	31	40
[a] For the period from June 18, 2001 (commencement of operations of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.03)	(.10)	-[c]
Net realized and unrealized gain (loss) on investment transactions	2.65	1.70	(3.90)	(1.48)
Total from investment operations	2.47	1.67	(4.00)	(1.48)
Less distributions from: Net investment income	(.08)	-[c]	(.22)	-
Net realized gain on investment transactions	-	-	(.15)	-
Total distributions	(.08)	-[c]	(.37)	-
Net asset value, end of period	$ 22.79	$ 20.40	$ 18.73	$ 23.10
Total Return (%)[d]	12.21[e]	8.93	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	10	13
Ratio of expenses before expense reductions (%)	2.58	2.45	2.43	2.41*
Ratio of expenses after expense reductions (%)	2.47	2.45	2.43	2.41*
Ratio of net investment income (loss) (%)	(.74)	(.13)	(.46)	(.01)*
Portfolio turnover rate (%)	81	55	31	40
[a] For the period from June 18, 2001 (commencement of operations of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.39	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.16)	(.02)	(.09)	-[c]
Net realized and unrealized gain (loss) on investment transactions	2.64	1.69	(3.90)	(1.48)
Total from investment operations	2.48	1.67	(3.99)	(1.48)
Less distributions from: Net investment income	(.08)	(.01)	(.23)	-
Net realized gain on investment transactions	-	-	(.15)	-
Total distributions	(.08)	(.01)	(.38)	-
Net asset value, end of period	$ 22.79	$ 20.39	$ 18.73	$ 23.10
Total Return (%)[d]	12.23[e]	8.91	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	5
Ratio of expenses before expense reductions (%)	2.56	2.44	2.40	2.39*
Ratio of expenses after expense reductions (%)	2.46	2.44	2.40	2.39*
Ratio of net investment income (loss) (%)	(.73)	(.12)	(.43)	.01*
Portfolio turnover rate (%)	81	55	31	40
[a] For the period from June 18, 2001 (commencement of operations of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class R
Year Ended August 31,	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[b]	.02
Net realized and unrealized gain (loss) on investment transactions	1.37
Total from investment operations	1.39
Less distributions from: Net investment income	(.19)
Total distributions	(.19)
Net asset value, end of period	$ 22.89
Total Return (%)	6.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses before expense reductions (%)	1.87*
Ratio of expenses after expense reductions (%)	1.82*
Ratio of net investment income (loss) (%)	.13*
Portfolio turnover rate (%)	81
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class AARP
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.42	$ 18.77	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.16	.13	.22
Net realized and unrealized gain (loss) on investment transactions	2.67	1.69	(3.90)	(4.31)
Total from investment operations	2.72	1.85	(3.77)	(4.09)
Less distributions from: Net investment income	(.32)	(.20)	(.47)	(.05)
Net realized gains on investment transactions	-	-	(.15)	(.10)
Total distributions	(.32)	(.20)	(.62)	(.15)
Net asset value, end of period	$ 22.82	$ 20.42	$ 18.77	$ 23.16
Total Return (%)	13.35[c]	10.00	(16.62)	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	87	90	126
Ratio of expenses before expense reductions (%)	1.49	1.43	1.35	1.30d*
Ratio of expenses after expense reductions (%)	1.45	1.43	1.35	1.30d*
Ratio of net investment income (loss) (%)	.28	.89	.62	.90*
Portfolio turnover rate (%)	81	55	31	40
[a] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
* Annualized
** Not annualized

Class S
Years Ended August 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.41	$ 18.76	$ 23.15	$ 31.36	$ 31.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.16	.13	.21	.53[b]
Net realized and unrealized gain (loss) on investment transactions	2.66	1.69	(3.90)	(4.77)	3.69
Total from investment operations	2.73	1.85	(3.77)	(4.56)	4.22
Less distributions from: Net investment income	(.32)	(.20)	(.47)	(.25)	(.20)
Net realized gains on investment transactions	-	-	(.15)	(3.40)	(3.91)
Total distributions	(.32)	(.20)	(.62)	(3.65)	(4.11)
Net asset value, end of period	$ 22.82	$ 20.41	$ 18.76	$ 23.15	$ 31.36
Total Return (%)	13.36[c]	10.01	(16.62)	(16.34)	13.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	703	705	756	1,090	1,552
Ratio of expenses (%)	1.42	1.43	1.35	1.34[d]	1.33[e]
Ratio of net investment income (loss) (%)	.31	.89	.62	.86	1.71[b]
Portfolio turnover rate (%)	81	55	31	40	60
[a] Based on average shares outstanding during the period.
[b] Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.32%.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On November 3, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of securities loaned. The Fund may invest the cash collateral in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $100,724,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,855,814
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (100,724,000)
Net unrealized appreciation (depreciation) on investments	$ 62,558,295

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended August 31,
	2004	2003
Distributions from ordinary income*	$ 11,967,036	$ 8,616,170

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $693,194,961 and $808,412,067, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.98% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Advisor has agreed to reimburse the Fund $4,647 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.496%, 0.485%, 0.47% and 0.47% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.455%, 1.475%, 1.465%, 1.445% and 1.445% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.955% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees.

For the period September 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 43,945	$ -
Class B	28,079	-
Class C	15,957	-
Class AARP	263,058	427
Class S	2,061,775	12,751
	$ 2,412,814	$ 13,178

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through August 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class A	$ 31,921	$ 12,106	$ 8,457
Class B	21,210	10,128	7,401
Class C	11,809	5,466	3,623
Class R	584	122	462
Class AARP	142,775	32,674	53,721
Class S	493,225	-	224,209
	$ 701,524	$ 60,496	$ 297,873

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through August 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $339,742, all of which is unpaid at August 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2004
Class B	$ 69,513	$ 5,264
Class C	40,782	3,231
Class R	599	99
	$ 110,894	$ 8,594

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the year ended August 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2004	Effective Rate
Class A	$ 38,054	$ 2,826.23%
Class B	22,481	1,469.24%
Class C	12,873	720.24%
Class R	597	122.25%
	$ 74,005	$ 5,137

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2004, aggregated $3,039. There were no underwriting commissions paid in connection with the distribution of Class C shares for the the year ended August 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares aggregated $46,881 and $179, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $4,778.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	199,777	$ 4,765,997	1,501,831	$ 27,521,477
Class B	101,117	2,323,805	112,692	2,044,831
Class C	71,986	1,636,980	96,672	1,756,412
Class R	22,291*	527,605*	-	-
Class AARP	284,962	6,589,659	144,591	2,642,694
Class S	2,824,058	64,729,173	4,366,009	78,228,196
		$ 80,573,219		$ 112,193,610
Shares issued to shareholders in reinvestment of distributions
Class A	7,875	$ 178,918	5,841	$ 104,902
Class B	1,553	35,135	53	946
Class C	913	20,826	104	1,868
Class R	4*	89*	-	-
Class AARP	54,792	1,243,231	47,954	859,814
Class S	426,951	9,683,253	397,781	7,132,217
		$ 11,161,452		$ 8,099,747
Shares redeemed
Class A	(192,709)	$ (4,547,569)	(1,546,830)	$ (28,465,359)
Class B	(204,929)	(4,706,780)	(178,535)	(3,210,462)
Class C	(98,577)	(2,292,108)	(95,209)	(1,733,600)
Class R	(2,140)*	(52,536)*	-	-
Class AARP	(563,609)	(12,910,250)	(723,095)	(12,891,049)
Class S	(6,999,203)	(159,403,226)	(10,500,431)	(187,313,861)
		$ (183,912,469)		$ (233,614,331)
Net increase (decrease)
Class A	14,943	$ 397,346	(39,158)	$ (838,980)
Class B	(102,259)	(2,347,840)	(65,790)	(1,164,685)
Class C	(25,678)	(634,302)	1,567	24,680
Class R	20,155*	475,158*	-	-
Class AARP	(223,855)	(5,077,360)	(530,550)	(9,388,541)
Class S	(3,748,194)	(84,990,800)	(5,736,641)	(101,953,448)
		$ (92,177,798)		$ (113,320,974)

* For the period November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 16% of the income dividends paid during the Fund's year ended August 31, 2004 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,362,686 and earned $3,341,553 of foreign source income during the year ended August 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.09 per share as income earned from foreign sources for the year ended August 31, 2004.

For Federal Income Tax purposes, the Fund designates $10,008,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3,5] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3,5] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)
Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland
5 Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	378947-857	378947-840	378947-832
Fund Number	407	607	707

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SGQRX
CUSIP Number	378947-741
Fund Number	1512

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACOBX	SCOBX
Fund Number	107	007

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  August 31, 2004,  Global/International  Fund. Inc.
has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                               SCUDDER GLOBAL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                   Audit-                           All
       Fiscal        Audit        Related           Tax            Other
        Year         Fees          Fees             Fees            Fees
       Ended        Billed        Billed           Billed          Billed
     August 31,     to Fund       to Fund          to Fund         to Fund
--------------------------------------------------------------------------------
2004               $79,500          $185           $10,600           $0
--------------------------------------------------------------------------------
2003               $71,300         $1,205          $10,700           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                                                     All
                       Audit-Related         Tax Fees               Other
         Fiscal        Fees Billed to        Billed to           Fees Billed
          Year          Adviser and        Adviser and          to Adviser and
          Ended       Affiliated Fund    Affiliated Fund       Affiliated Fund
        August 31,   Service Providers  Service Providers     Service Providers
--------------------------------------------------------------------------------
2004                    $767,051               $0                    $0
--------------------------------------------------------------------------------
2003                    $517,013             $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                      Non-Audit
                                        Fees
                                      billed to
                                     Adviser and
                                     Affiliated     Total
                                       Fund       Non-Audit
                                     Service         Fees
                                    Providers      billed to
                                   (engagements     Adviser
                                      related        and
                                     directly     Affiliated
                        Total         to the         Fund
                      Non-Audit     operations      Service
                         Fees      and financial    Providers
         Fiscal         Billed    reporting of      (all other         Total of
          Year         to Fund       the Fund)     engagements)        (A), (B)
         Ended
        August 31,       (A)            (B)            (C)             and (C)
--------------------------------------------------------------------------------
2004                  $10,600            $0         $1,430,816      $1,441,416
--------------------------------------------------------------------------------
2003                  $10,700         $55,500       $5,741,860      $5,808,060
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Chief Executive Officer

Date:                               October 28, 2004

By:                                 /s/Paul Schubert
                                    -----------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 28, 2004